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                                  EXHIBIT 99.1
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                                                                    Exhibit 99.1

                          UNITED STATES DISTRICT COURT
                             DISTRICT OF MINNESOTA

ITRON, INC.,
a Washington Corporation,                            Civil Action No. __________


                Plaintiff,

        v.


CELLNET DATA SYSTEMS, INC.,                               COMPLAINT
a California Corporation,                                 ---------
                                                    (Trial By Jury Demanded)


                Defendant.



        Plaintiff Itron, Inc., for its Complaint against defendant CellNet Data Systems, Inc., states and allege as follows:

                                  THE PARTIES
                                  -----------

        1. Plaintiff Itron, Inc. ("Itron"), is a Washington corporation with its principal place of business at East 15616 Euclid Avenue, Spokane, Washington.

        2. Itron designs, manufactures, and sells, among other things, wide area automatic meter reading and data communications systems. These systems are sold to public and private utility companies.

        3. Defendant CellNet Data Systems, Inc. ("CellNet"), is a California corporation with its principal place of business at 125 Shoreway Road, San Carlos, California.



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                             JURISDICTION AND VENUE
                             ----------------------

        4. Jurisdiction over plaintiff's federal claim of patent infringement is based on 28 U.S.C. section 1331 and 28 U.S.C. section 1338.

        5. Venue is proper in this district in that defendant resides in the district within the meaning of 23 U.S.C. section 1400 and 28 U.S.C. section 1391(c).


                                    COUNT I
                             (PATENT INFRINGEMENT)
                             ---------------------

        6. The allegations of paragraphs 1 to 5 of this Complaint are incorporated by reference, as if fully set forth herein.

        7. Itron is the sole and exclusive owner of United States Patent No. 5,553,094, entitled "Radio Communication Network for Remote Data Generating Stations," issued on September 3, 1996 ("the '094 patent").

        8. On information and belief, CellNet is making, using, selling and/or offering for sale in interstate commerce, in the United States, and in the District of Minnesota products that infringe the '094 patent, and this infringing activity is continuing and expanding.

        9. On information and belief, CellNet has had notice of the '094 patent and is continuing to infringe the '094 patent, in violation of 35 U.S.C.
section 271.

        10. On information and belief, the infringement of the '094 patent by CellNet is willful and deliberate, all to the profit of the defendant and to the damage and injury of Itron, which has been and will continue to be injured irreparably unless said infringement is enjoined by this Court.

        11. The wrongful acts of CellNet have caused Itron monetary damages in an amount not yet determined, but believed to be in excess of $50,000.00.



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                              DEMAND FOR JUDGMENT
                              -------------------


WHEREFORE, Itron demands Judgment as follows:

        1. That defendant and all those in active concert or participation with it be enjoined preliminarily, and permanently thereafter, from:

                a) making, using, selling, or offering to sell the infringing products; and

                b)      engaging in any further infringement of the '094 patent.

        2. That defendant be required to pay plaintiff such damages as it has suffered in consequence of defendant's wrongful conduct; that damages resulting from willful patent infringement be trebled pursuant to 35 U.S.C. section 284.

        3. That plaintiff be awarded costs and attorneys' fees pursuant to 35 U.S.C. section 285.

        4. That plaintiff be awarded pre- and post-judgment interest as provided by law.

        5. That plaintiff be awarded such other and further additional relief as the Court deems just and proper.



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                             DEMAND FOR JURY TRIAL
                             ---------------------


Plaintiff, Itron, Inc., demands a trial by jury of all issues so triable.

Dated at Minneapolis, Minnesota this 28th day of September, 1996.


                             DORSEY & WHITNEY P.L.L.P.


                             By /s/ Paul B. Klaas
                                ------------------------------------------------
                                     Paul B. Klaas (No. 56,327)
                             Pillsbury Center South
                             220 South Sixth Street
                             Minneapolis, Minnesota  55402
                             Telephone:  (612) 340-2817


                             PATTERSON & KEOUGH, P.A


                             By /s/ James H. Patterson
                                ------------------------------------------------
                                    James H. Patterson (No. 154,428)
                             1100 Rand Tower
                             527 Marquette Avenue South
                             Minneapolis, Minnesota  55402
                             Telephone:  (612) 349-5740

                                     Attorneys for Plaintiff
                                     Itron, Inc.


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